FOR GROWTH OF CAPITAL

                                                          Aggressive Growth Fund
                                                               Growth Stock Fund

[photo of illustration from Growth of Capital Brochure]

service and guidance

                                               professional management

          goals

                                                                            1999
                                                                     Semi-Annual
                                                                          Report




DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London
   for                                                         November 10, 1998
 growth
of capital
    2


Dear Shareholder:

THE U.S. STOCK MARKET COULD NOT dodge the volatility that rocked many international equity markets during the first half of fiscal 1999. Stock market gains made earlier in the year were sharply curtailed last summer after the Russian economy collapsed. This shook investor confidence the world over.
     Most of the world's major stock markets suffered their worst quarter in years during the three months ended September 30, 1998, according to Bloomberg Business News. Your Fund's benchmark, the unmanaged Standard & Poor's 500 Index, took its biggest dip since the autumn of 1990.
     The pace of U.S. economic growth remained steady for the six months ended October 31, 1998. However, investors became concerned when some companies could not meet earnings expectations.
     For the six months ended October 31, 1998, Aggressive Growth Fund and Growth Stock Fund had total returns (for A Class shares at net asset value with distributions reinvested) of -10.61% and +0.70%, respectively.
     We are pleased to report that Growth Stock Fund outperformed the S&P 500 Index and its Lipper peer group average as shown below. Aggressive Growth Fund's returns were lower-than-average, however. We believe the difference in results can be attributed to each Fund's investment style and stock selection disciplines.

THE PACE OF U.S. ECONOMIC GROWTH REMAINED STEADY FOR THE SIX MONTHS ENDED OCTOBER 31, 1998. HOWEVER, INVESTORS BECAME CONCERNED WHEN SOME COMPANIES COULD NOT MEET EARNINGS EXPECTATIONS.

     Growth Stock Fund employs a more tempered investment strategy by focusing on established high quality companies. Aggressive Growth Fund focuses on stocks with high capital appreciation potential and a higher risk profile.
     Aggressive Growth Fund is managed for long-term growth. However, the Fund's share price is substantially affected by changes in short-term investor sentiment about earnings and growth prospects of stocks in the Fund's portfolio. Below you can see that Aggressive Growth Fund provided a three year average annual total return of +27.28%, outperforming the S&P 500 Index.


CUMULATIVE & AVERAGE TOTAL RETURNS
--------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1998
                                        Six                   Three
                                       Months                 Years
--------------------------------------------------------------------------------
Aggressive Growth Fund A Class        -10.61%                +27.28%
Growth Stock Fund A Class              +0.70%                +20.36%
Lipper Growth Fund Average             -6.78% (1,077 funds)  +17.97% (574 funds)
Standard & Poor's 500 Index            -0.40%                +25.99%
--------------------------------------------------------------------------------

All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all classes of each Fund can be found on page 9. Past performance does not guarantee future results.

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                                                                           3

     The Federal Reserve Board's decision to reduce its short-term interest rate target by 50 basis points (0.50%) helped allay fears of a lengthy market decline. The stock market seemed to rebound following the Fed's decision to ease monetary policy - the first rate cut in over three years. We believe lowering borrowing costs may spur further growth in the U.S. economy.

     Stock price declines of last summer and fall provided a sobering reminder that stock investments can be volatile. We believe these declines moved the market's speculative excess toward a more rational perspective.

     On the pages that follow, Aggressive Growth Fund's senior portfolio manager, Gerald S. Frey, and Growth Stock Fund manager, James King, explain in detail how each Fund's investment portfolio performed since April.

     Given the market's recent volatility, we believe you would benefit from a careful review of your investments with your financial adviser. In our view, Aggressive Growth Fund and Growth Stock Fund can play an integral part of a prudent long-term asset allocation strategy.

     We thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork
-------------------------
WAYNE A. STORK
Chairman

/s/ Jeffrey J. Nick
-------------------------
JEFFREY J. NICK
President and Chief Executive Officer

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    4

Portfolio Managers' Review

AGGRESSIVE GROWTH FUND
By Gerald S. Frey
Senior Portfolio Manager
November 10, 1998

Aggressive Growth Fund examines the entire U.S. stock market to uncover companies we believe are poised for strong growth. We seek out the best investment opportunities among small, medium and large companies without regard for a company's market capitalization (stock price times the number of shares outstanding).
     As of October 31, 1998, approximately one-third of your Fund's net assets were invested in large companies and the remaining two-thirds were split among mid and small cap stocks. We found better value in smaller company stocks throughout the period.
     We travel to many businesses to interview executives and review their operations.
     We seek companies that exhibit reliable earnings growth and offer innovative products and services.
     During the fiscal period, we focused on consumer and business services stocks - a sector we believe offers attractive capital appreciation prospects. The Fund's holdings of Consolidated Graphics, the largest public company providing graphic arts services, experienced strong capital appreciation during the period. The company's results exceeded many financial analysts' earnings expectations. Consolidated Graphics enjoyed robust demand for graphic arts services and appeared to keep a lid on expenses.
     Some of the Fund's technology stock holdings that were exposed to international markets performed poorly since the spring. Our holdings of Advanced Fiber Communications, which

WE SEEK COMPANIES THAT EXHIBIT RELIABLE EARNINGS GROWTH AND OFFER INNOVATIVE PRODUCTS AND SERVICES.

PERFORMANCE BY SECTOR
AGGRESSIVE GROWTH FUND VS. S&P 500 INDEX
--------------------------------------------------------------------------------
MAY 1, 1998 TO OCTOBER 31, 1998

Industry Group                       Aggressive Growth Fund       S&P 500 Index
--------------------------------------------------------------------------------
Capital Goods                                 -2.5%                  -10.8%
Business Services                             -4.3%                   -7.9%
Consumer Goods*                               -4.6%                   -2.4%
Consumer and Business Services               +15.3%                   -9.4%
Financials                                    -7.5%                  -10.5%
Technology                                    +6.2%                  +10.0%
Utilities                                     -3.6%                  +14.3%

Performance is based on prices of stock holdings and index components and does not include expenses. The sectors shown here represent more than 87% of Aggressive Growth Fund's equity holdings and 79% of the unmanaged S&P 500 Index as of October 31, 1998.

* Includes both non-durable goods such as processed food and clothing along with durable goods such as home appliances.

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                                                                        growth
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                                                                           5

manufactures fiber optic systems for telecommunications companies, was hurt by weak orders due to falling international demand. The company's share price fell significantly, as shown on page 6. We have since sold our holdings of Advanced Fiber during the fiscal period.
     In fiscal 1999, we believe the "year 2000 problem" (Y2K), in which computers may experience difficulties adapting to the year 2000, will impact many businesses.
     In our view, some of the Fund's technology holdings may actually benefit from this issue.
     Compuware, a software developer whose shares we own, has benefitted by providing solutions to Y2K, and we believe the company can continue to grow beyond the year 2000.
     Since April, the Fund's holdings in the financial sector have not performed well. The sector suffered from successive problems from emerging market currency exposure, to Russia's debt default, and a souring of overseas loans.
     Throughout the period, we sought to avoid banks and investment companies with exposure to emerging market loans or trading activity. We focused instead on large regional banks such as First America Corp. of Tennessee that we believe can continue to grow in an expanding domestic economy.

OUTLOOK

At fiscal mid-year, the U.S. stock market appears to be regaining ground lost during August and September. The Federal Reserve Board's interest rate cuts combined with the lowest inflation rate in almost 40 years to provide a backdrop for the resurgent stock market.
     Robust consumer confidence spurred by the lowest unemployment rate in a generation has helped to sustain the stock market. Some investors believe the strong U.S. economy may withstand the drag of slowing economies in Asia and Latin America.
     In the coming months, we will attempt to focus on companies with strong prospects. As always, we will keep your Fund's investment portfolio focused on long-term growth by seeking companies that perform well regardless of general economic conditions.




AGGRESSIVE GROWTH FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
OCTOBER 31, 1998

  Food, Beverage
and Tobacco 4.6%         Retailing 14.2%

                         Leisure/Lodging 1.1%

                         Consumer & Business
                         Services 3.0%

Technology 38.3%         Media 9.0%

                         Cash 10.8%

                         Financials 6.0%

   Other Capital
      Goods 3.7%         Telecommunications 10.6%

                                           Aggressive             S&P 500
                                          Growth Fund              Index
                                          -----------             -------
Median Market Capitalization             $2.2 billion          $7.8 billion
Number of Stocks                              50                    500
Average Stock Price-to-
   Earnings Ratio                            27.7x                 28.6x
Top Sector                                 Technology           Technology
Beta*                                         1.4                   1.0

P/Es are based on analysts' earnings estimates.

*A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility. Thus a 1.4 beta means the Fund's historical volatility has been 40% higher than the index.

    for
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   6

Growth Stock Fund
By James King
Voyageur Asset Management, LLC
Senior Portfolio Manager
November 10, 1998

Growth Stock Fund attempts to maximize growth potential and minimize volatility by employing a rigorous stock purchase discipline. Indeed, for the six months ended October 31, 1998, the Fund was able to preserve capital to a greater extent than the Standard & Poor's 500 Index, as shown on page 2.
   The Fund primarily invests in companies that:

o Obtain high quality ratings by Standard & Poor's;
o Offer long-term growth potential;
o Demonstrate stability in the face of economic fluctuations; and
o Have low stock pricesrelative to earnings.

   Growth Stock Fund's buy discipline positions our investment portfolio defensively, which helps lessen the impact of market volatility, in our opinion. We begin our stock selection strategy by choosing from a universe of approximately 250 companies that have received an A or A+ rating from Standard & Poor's. Ratings are assigned based on a company's ability to steadily increase earnings over a 10-year period.
   We then screen out companies whose growth patterns strongly correlate with the fluctuations of the business cycle. These stocks are relatively more susceptible to short-term economic whims, in our opinion. Finally, we screen for companies in the lowest 20% of their historic price-to-earnings ratio (p/e) range. We believe this allows us to uncover stocks that may be undervalued.
   Our screening process narrows the field to about 30 stocks in which the Fund invests with a long-term horizon in mind. We believe this concentrated portfolio is adequately diversified across many sectors. Such concentration may help the Fund benefit from a significant upward move in one of its holdings.
   Despite substantial market volatility and record levels of stock trading this past summer, your Fund's 33% portfolio turnover rate for the first half of fiscal 1999 was much lower than the 147% average turnover rate in Morningstar's Growth Stock category average. While not an objective of the Fund, our long-term, buy-and-hold investment strategy has had the effect of reducing capital gains distributions. This in turn can help reduce your tax liability.
   The Fund's largest sector at fiscal mid-year continued to be food, beverage and tobacco stocks. One-quarter of your

AGGRESSIVE GROWTH FUND'S WINNERS AND SINNERS
-------------------------------------------------------------------------------
Total Returns For The Six Months Ended October 31, 1998

Top Five Performing Stocks                Bottom Five Performing Stocks
-------------------------------------------------------------------------------
America Online                +95.4%      Flexinternational               -58.4%
Gemstar                       +89.9%      Advanced Fiber Communications   -54.9%
Veritas Software              +58.2%      Analog Devices                  -44.8%
Coulter Pharmaceutical        +49.2%      Pacific Gateway Exchange        -42.9%
MCI Worldcom                  +48.7%      Coach USA                       -36.6%

Source: Wilshire Atlas.
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                                                                        growth
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                                                                          7

Fund's net assets were allocated to the sector as of October 31. We believe these stocks did well because domestic and overseas demand for their products is likely to remain relatively stable despite weakening economic conditions. Philip Morris - your Fund's largest holding - performed particularly well after the tobacco company was successful in defending itself against litigation.
   Over the six-month period ended October 31, we sold two stocks and added a new one to Growth Stock Fund's investment portfolio. Norwest Bank's merger with Wells Fargo rendered cause for concern. Norwest's stock performed well for much of the period, but we believe the issues related to the merger may affect the company's ability to meet analysts earnings expectations. We sold the Fund's holdings of Norwest at a profit last summer.
   Ongoing financial problems in Asia presented difficulties for our holdings of Bandag - an auto parts manufacturer based in Iowa. A significant percentage of Bandag's revenue came from selling retreaded truck tires in Asia. As consumer and industrial demand fell throughout the Pacific Rim, many of Bandag's tires were parked in warehouses and loading docks awaiting new buyers.
   We remained leery of the financial sector throughout the period because of international economic strife. Some U.S. investment banks were overly exposed to struggling international markets while others were affected by sour loans.
   However, one financial company - Key Corp - was able to pass our screening. The Ohio company functions as a regional bank in the midwestern U.S. We believe Key Corp can benefit from a strong demand for capital spurred in part by historically low interest rates.


GROWTH STOCK FUND'S
STOCK PURCHASE
DISCIPLINE POSITIONS
OUR INVESTMENT
PORTFOLIO DEFENSIVELY
WHICH WE BELIEVE
MAY REDUCE THE
EFFECTS OF STOCK
MARKET VOLATILITY.

GROWTH STOCK FUND
SECTOR ALLOCATION AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
October 31, 1998

  Chemicals 3.7%         Retailing 19.5%
 Auto Parts 3.1%         Cash 2.0%

                         Pharmaceuticals 10.9%

Food, Beverage &
   Tobacco 24.8%         Technology 8.4%

     Energy 6.8%         Capital Goods 13.7%
    Finance 7.1%





                                     Growth                    S&P 500
                                   Stock Fund                   Index
--------------------------------------------------------------------------------
Median Market Capitalization    $16.7 billion                $7.8 billion
Number of Stocks                     26                           500
Average Stock Price-to-
   Earnings Ratio                  21.3x                         28.6x
Top Sector                 Food, Beverage & Tobacco          Technology
Beta*                              0.86                           1.0

 P/Es are based on analysts' earnings estimates.
*A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility. Thus a 0.86 beta means the Fund's historical volatility has been 14% lower than large capitalization stocks on average.

   for
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   8

Outlook
As the second half of the 1999 fiscal year begins, we believe that many companies' earnings will continue to disappoint for the remainder of the year. Some companies have begun to revise their earnings estimates downward. Still, we believe some estimates may still be too optimistic.
   Financial strife along the Pacific Rim and Latin America has sharply lowered the demand for some U.S. goods and services. As a result, many companies may suffer from overcapacity in manufacturing and large inventories of unsold goods. This in turn may lead to lower prices for certain goods and, consequently, lower stock prices.
   By focusing on the highest quality stocks, we believe our defensive investment style has the potential to help preserve capital to a greater degree than the Standard & Poor's 500 Index in a weak equity market. Many of the companies in our portfolio have a record of performing well through various stages of the economic cycle.
   We will continue to overweight non-cyclical companies such as food, beverage and tobacco businesses, which may offer steady performance despite general economic conditions. We also favor pharmaceutical stocks, which share the same defensive qualities.
   One area we will continue to underweight is technology. Few technology companies are rated A or A+ by Standard & Poor's because earnings growth tends to be inconsistent and cyclical. Thus, many of these companies cannot pass the first screen of our stock selection process.

BY FOCUSING ON THE
HIGHEST QUALITY STOCKS,
WE BELIEVE OUR
DEFENSIVE INVESTMENT
STYLE HAS THE POTENTIAL
TO HELP PRESERVE CAPITAL
TO A GREATER DEGREE
THAN THE STANDARD &
POOR'S 500 INDEX IN A
WEAK EQUITY MARKET.


GROWTH STOCK FUND TOP 10 HOLDINGS
--------------------------------------------------------------------------------
October 31, 1998

Company                            S&P Quality Rating      Percent of Net Assets
--------------------------------------------------------------------------------
Philip Morris                             A+                      5.1%
Electronic Data Systems                   A+                      4.5%
Wal-Mart Stores                           A+                      4.4%
Sysco                                     A+                      4.3%
Anheuser-Busch                            A+                      4.2%
Sherwin Williams                          A+                      4.1%
ConAgra                                   A+                      4.1%
Illinois Tool Works                       A                       4.1%
Hewlett-Packard                           A                       4.1%
Sara Lee                                  A+                      4.0%

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                                                                          9

Performance Summary

AGGRESSIVE GROWTH Fund Performance
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1998

                                   Lifetime               One Year
--------------------------------------------------------------------------------
Class A (Est. 5/16/94)
   Excluding Sales Charge           +23.01%               +8.03%
   Including Sales Charge           +21.39%               +1.82%
--------------------------------------------------------------------------------
Class B (Est. 4/16/96)
   Excluding Sales Charge           +30.66%               +7.15%
   Including Sales Charge           +29.88%               +2.46%
--------------------------------------------------------------------------------
Class C (Est. 5/20/94)
   Excluding Sales Charge           +22.12%               +7.22%
   Including Sales Charge           +22.12%               +6.28%

GROWTH STOCK FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1998

                                 Lifetime   Ten Years   Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/85)
   Excluding Sales Charge        +16.25%     +15.74%      +17.29%     +17.76%
   Including Sales Charge        +15.73%     +15.05%      +15.92%     +10.98%
--------------------------------------------------------------------------------
Class B (Est. 9/8/95)
   Excluding Sales Charge        +19.61%                              +16.82%
   Including Sales Charge        +18.96%                              +11.82%
--------------------------------------------------------------------------------
Class C (Est. 10/21/95)
   Excluding Sales Charge        +18.78%                              +16.87%
   Including Sales Charge        +18.78%                              +15.87%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or contingent sales charges did not apply.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Effective November 2, 1998, the maximum sales charge on Class A shares was raised from 4.75% to 5.75% for investments of less than $50,000 made after this date.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies. Expense limitations were in effect for all classes for the periods shown above. Performance would have been lower if the limitation were not in effect.

The average annual total return for the lifetime period, and cumulative returns for the one-year and six month periods ended October 31, 1998 for Aggressive Growth Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +23.12%, +8.30% and -10.53%, respectively.

The cumulative returns for Aggressive Growth Fund's B and C Class Shares for the six month period ended October 31, 1998 were -11.02% and -10.98%, respectively.

The average annual total return for the lifetime period, and cumulative returns for the one-year and six month periods ended October 31, 1998 for Growth Stock Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +16.31%, +18.34% and +0.79%, respectively.

The cumulative returns for Growth Stock Fund's B and C Class shares for the six month period ended October 31, 1998 were +0.29% and +0.32%, respectively.

10 for growth of capital

FINANCIAL STATEMENTS
VOYAGUER MUTUAL FUNDS III, INC.
AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------
 COMMON STOCK - 90.37%
 BANKING, FINANCE & INSURANCE - 6.02%
 Ambac Financial Group ...............................   24,000     $ 1,396,500
 Finova Group ........................................   14,500         706,875
 First American (Tennessee) ..........................   38,600       1,592,250
 Metris ..............................................   85,000       2,767,813
                                                                    -----------
                                                                      6,463,438
                                                                    -----------
 BUILDINGS & MATERIALS - 2.03%
*Comfort Systems USA .................................  114,700       2,179,300
                                                                    -----------
                                                                      2,179,300
                                                                    -----------
 CABLE, MEDIA & PUBLISHING - 8.97%
*Chancellor Media-A ..................................   95,000       3,648,594
*Consolidated Graphics ...............................   40,000       1,897,500
*Emmis Broadcasting ..................................   52,000       1,707,875
 Snyder Communications ...............................   66,400       2,369,650
                                                                    -----------
                                                                      9,623,619
                                                                    -----------
 CHEMICALS - 1.62%
*Mettler-Toledo International ........................   79,500       1,739,063
                                                                    -----------
                                                                      1,739,063
                                                                    -----------
 COMPUTERS & TECHNOLOGY - 33.78%
*3Com ................................................   70,000       2,526,563
*America Online ......................................   29,000       3,684,813
*Aspect Development ..................................  100,000       3,159,375
*Cisco Systems .......................................   15,000         946,406
*Citrix Systems ......................................   30,000       2,121,563
*Clarify .............................................   75,000       1,017,188
 Compaq Computer .....................................   95,000       3,004,375
*Compuware ...........................................   29,000       1,570,531
 Discreet Logic ......................................   25,000         306,250
*Genesys Telecomm Labs ...............................   75,000       1,978,125
*Hall, Kinion & Associates ...........................  165,000       1,294,219
*Hyperion Solutions ..................................   50,000       1,498,438
*Intuit ..............................................   35,000       1,763,125
*J.D. Edwards ........................................   29,200         952,650
*Nova ................................................   29,600         854,700
*Platinum Technology .................................   95,000       1,555,625
*Seagate Technology ..................................  109,500       2,888,063
*SunGuard Data Systems ...............................   80,000       2,700,000
*Veritas Software ....................................   48,500       2,428,031
                                                                    -----------
                                                                     36,250,040
                                                                    -----------
 CONSUMER PRODUCTS - 0.54%
*Henry Schein ........................................   15,000         580,313
                                                                    -----------
                                                                        580,313
                                                                    -----------
 ELECTRONICS & ELECTRICAL - 4.48%
*Applied Materials ...................................   36,200       1,253,425
*Micrel ..............................................   50,000       1,640,625
 Texas Instruments ...................................   30,000       1,918,125
                                                                    -----------
                                                                      4,812,175
                                                                    -----------
--------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------
 COMMON STOCK (CONTINUED)
 ENVIRONMENTAL SERVICES - 1.52%
 Waste Management ....................................   36,108     $ 1,629,374
                                                                    -----------
                                                                      1,629,374
                                                                    -----------
 FOOD, BEVERAGE & TOBACCO - 4.57%
*Aurora Foods ........................................    1,300          22,750
*Outback Steakhouse ..................................  108,300       3,753,272
*Papa John's International ...........................   29,600       1,123,875
                                                                    -----------
                                                                      4,899,897
                                                                    -----------
 LEISURE, LODGING & ENTERTAINMENT - 1.13%
*Extended Stay America ...............................  126,300       1,215,638
                                                                    -----------
                                                                      1,215,638
                                                                    -----------
 RETAIL - 10.70%
 Cost Plus ...........................................   72,000       2,144,250
 CVS Corporation .....................................   46,500       2,124,460
*Home Depot ..........................................   56,800       2,470,800
*Linens 'N Things ....................................   50,000       1,546,875
 Staples .............................................   98,000       3,194,188
                                                                    -----------
                                                                     11,480,573
                                                                    -----------
 TELECOMMUNICATIONS - 10.57%
 American Tower - Class A ............................   96,000       2,100,000
*Clear Channel Communications ........................   55,000       2,505,938
 MCI Worldcom ........................................   45,000       2,487,656
 Pacific Gateway Exchange ............................   60,000       1,740,000
*Star Telecommunications .............................  190,000       2,511,563
                                                                    -----------
                                                                     11,345,157
                                                                    -----------
 TEXTILES, APPAREL & FURNITURE - 2.95%
*Abercrombie & Fitch Class A .........................   80,000       3,175,000
                                                                    -----------
                                                                      3,175,000
                                                                    -----------
 MISCELLANEOUS - 1.49%
*National Equipment Services .........................  205,000       1,601,563
                                                                    -----------
                                                                      1,601,563
                                                                    -----------
 Total Common Stock (cost $92,697,619) ...............               96,995,150
                                                                    -----------
                                                      Principal
                                                       Amount
                                                     ----------
 FEDERAL AGENCY (DISCOUNTED) - 10.80%
 Federal Home Loan Bank 4.77% 11/6/98 .............. $7,600,000       7,594,957
 Federal Home Loan Mortgage Corporation
  4.79% 11/6/98 ....................................  1,500,000       1,499,002
 Federal Home Loan Mortgage Corporation
  5.10% 11/17/98 ...................................  2,500,000       2,494,667
                                                                    -----------
 Total Federal Agency (cost $11,588,626) ...........                 11,588,626
                                                                    -----------
                                                        for growth of capital 11

AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 101.17%
   (COST $104,286,245) ........................................    $108,583,776
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (1.17%) ...........................................      (1,257,706)
                                                                   ------------
NET ASSETS APPLICABLE TO 6,043,765 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....................    $107,326,070
                                                                   ============
NET ASSET VALUE - AGGRESSIVE GROWTH FUND A CLASS
   ($56,328,591 / 3,122,849 SHARES) ...........................          $18.04
                                                                         ======
NET ASSET VALUE - AGGRESSIVE GROWTH FUND B CLASS
   ($36,559,613 / 2,093,523 SHARES) ...........................          $17.46
                                                                         ======
NET ASSET VALUE - AGGRESSIVE GROWTH FUND C CLASS
   ($11,450,332 / 662,521 SHARES) .............................          $17.28
                                                                         ======
NET ASSET VALUE - AGGRESSIVE GROWTH FUND INSTITUTIONAL
   CLASS ($2,987,534 / 164,872 SHARES) ........................          $18.12
                                                                         ======
COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to the Aggressive Growth Fund A Class,
   1,000,000,000 shares allocated to the Aggressive
   Growth Fund B Class, 1,000,000,000 shares allocated
   to the Aggressive Growth Fund C Class, and
   1,000,000,000 shares allocated to the Aggressive
   Growth Fund Institutional Class ............................    $111,572,550
Accumulated net investment loss ...............................        (688,784)
Accumulated net realized loss on investments ..................      (7,855,227)
Net unrealized appreciation of investments ....................       4,297,531
                                                                   ------------
Total net assets ..............................................    $107,326,070
                                                                   ============
----------
 Top ten holdings, representing 34.35% of net assets, are in boldface. *Non-income producing security for the six months ended 10/31/98.

NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  AGGRESSIVE GROWTH FUND A CLASS:
Net asset value A Class (A) ...................................          $18.04
Sales Charge (4.75% of offering price or 4.99%, of the amount
   invested per share) (B) ....................................            0.90
                                                                         ------
Offering Price ................................................          $18.94
                                                                         ======

----------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more. See Notes to Financial Statements for change in front end sales charge effective November 2, 1998.

                             See accompanying notes

DELAWARE GROUP
VOYAGEUR MUTUAL FUNDS III, INC.
GROWTH STOCK FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
--------------------------------------------------------------------------------

COMMON STOCK - 98.02%
AUTOMOBILES & AUTO PARTS - 3.14%
Genuine Parts .......................................    45,000    $ 1,417,500
                                                                   -----------
                                                                     1,417,500
                                                                   -----------
BANKING, FINANCE & INSURANCE - 7.13%
KeyCorp .............................................    54,000      1,636,872
SouthTrust ..........................................    43,500      1,586,391
                                                                   -----------
                                                                     3,223,263
                                                                   -----------
CABLE, MEDIA & PUBLISHING - 3.56%
Gannett .............................................    26,000      1,608,750
                                                                   -----------
                                                                     1,608,750
                                                                   -----------
CHEMICALS - 3.69%
Sigma-Aldrich .......................................    54,000      1,668,938
                                                                   -----------
                                                                     1,668,938
                                                                   -----------
COMPUTERS & TECHNOLOGY - 8.41%
Electronic Data Systems .............................    49,000      1,993,688
Hewlett-Packard .....................................    30,000      1,805,625
                                                                   -----------
                                                                     3,799,313
                                                                   -----------
ENERGY - 6.82%
Royal Dutch Petroleum ...............................    32,000      1,576,000
Shell Transport and Trading .........................    41,000      1,506,750
                                                                   -----------
                                                                     3,082,750
                                                                   -----------
FOOD, BEVERAGE & TOBACCO - 24.77%
Anheuser Busch ......................................    31,000      1,842,563
ConAgra .............................................    60,000      1,826,250
Philip Morris .......................................    44,000      2,249,500
Sara Lee ............................................    30,000      1,790,625
Sysco ...............................................    70,000      1,885,625
UST .................................................    47,000      1,598,000
                                                                   -----------
                                                                    11,192,563
                                                                   -----------
HEALTHCARE & PHARMACEUTICALS - 10.85%
Abbott Laboratories .................................    37,000      1,736,688
Merck & Company .....................................    12,000      1,623,000
Schering-Plough .....................................    15,000      1,543,125
                                                                   -----------
                                                                     4,902,813
                                                                   -----------
INDUSTRIAL MACHINERY - 7.23%
Grainger (W.W.) .....................................    32,000      1,474,000
Illinois Tool Works .................................    28,000      1,795,500
                                                                   -----------
                                                                     3,269,500
                                                                   -----------
PACKAGING & CONTAINERS - 2.96%
Bemis ...............................................    36,000      1,336,500
                                                                   -----------
                                                                     1,336,500
                                                                   -----------
RETAIL - 19.46%
Albertson's .........................................    28,000      1,555,750
Dillard .............................................    55,000      1,708,438
Home Depot ..........................................    41,000      1,783,500
Sherwin-Williams ....................................    72,000      1,813,500
Wal-Mart Stores .....................................    28,000      1,932,000
                                                                   -----------
                                                                     8,793,188
                                                                   -----------
Total Common Stock (cost $28,403,938) ...............               44,295,078
                                                                   -----------

12 for growth of capital

GROWTH STOCK FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        Number       Market
                                                      of Shares       Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 2.14%
Norwest Advantage Treasury Fund .....................   968,357     $  968,357
                                                                   -----------
Total Short-Term Investments (cost $968,357) .......                   968,357
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 100.16%
   (COST $29,372,295) ..........................................   $45,263,435
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (0.16%) ............................................       (71,140)
                                                                   -----------
NET ASSETS APPLICABLE TO 1,458,473 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% .....................   $45,192,295
                                                                   ===========
NET ASSET VALUE - GROWTH STOCK FUND A CLASS
   ($40,640,292 / 1,309,037 SHARES) ............................        $31.05
                                                                        ======
NET ASSET VALUE - GROWTH STOCK FUND B CLASS
   ($2,554,412 / 84,327 SHARES) ................................        $30.29
                                                                        ======
NET ASSET VALUE - GROWTH STOCK FUND C CLASS
   ($1,194,737 / 39,445 SHARES) ................................        $30.29
                                                                        ======
NET ASSET VALUE - GROWTH STOCK FUND INSTITUTIONAL CLASS
   ($802,854 / 25,664 SHARES) ..................................        $31.28
                                                                        ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to the Growth Stock Fund A Class,
   1,000,000,000 shares allocated to the Growth
   Stock Fund B Class, 1,000,000,000 shares allocated
   to the Growth Stock Fund C Class, and
   1,000,000,000 shares allocated to the
   Growth Stock Fund Institutional Class .......................   $27,606,212
Accumulated net investment loss ................................       (12,330)
Accumulated net realized gain on investments ...................     1,707,273
Net unrealized appreciation on investments .....................    15,891,140
                                                                   -----------
Total net assets ...............................................   $45,192,295
                                                                   ===========

----------
Top ten holdings, representing (42.90%) of net assets, are in boldface.

NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  GROWTH STOCK FUND A CLASS
Net asset value A Class (A) ....................................        $31.05
Sales Charge (4.75% of offering price or 4.99%, of the amount
   invested per share) (B) .....................................          1.55
                                                                        ------
Offering price .................................................        $32.60
                                                                        ======
------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more. See Notes to Financial Statements for change in front end sales charge effective November 2, 1998. See accompanying notes

DELAWARE GROUP
VOYAGEUR MUTUAL FUNDS III, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                      Aggressive      Growth
                                                     Growth Fund    Stock Fund
                                                     ---------------------------
INVESTMENT INCOME:
Interest ............................................$  279,259     $   30,844
Dividends ...........................................    65,614        383,931
                                                     ----------     ----------
                                                        344,873        414,775
                                                     ----------     ----------
EXPENSES:
Management fees .....................................   431,419        218,528
Distribution expense ................................   246,852         65,819
Dividend disbursing and transfer agent
   fees and expenses ................................   246,412         46,765
Registration fees ...................................    93,311         31,335
Reports and statements to shareholders ..............    25,666         12,843
Accounting and administration .......................    17,632          7,393
Professional fees ...................................    23,666          8,693
Custodian fees ......................................    16,835             --
Taxes (other than taxes on income) ..................     2,125          3,430
Directors' fees .....................................       212            317
Other ...............................................    14,187          9,982
                                                     ----------     ----------
                                                      1,118,317        405,105
Less expenses waived or absorbed ....................  (224,338)       (12,464)
                                                     ----------     ----------
Total operating expenses
   (before interest expense) ........................   893,979        392,641
Interest expense ....................................     2,705             --
                                                     ----------     ----------
Total expenses ......................................   896,684        392,641
                                                     ----------     ----------

NET INVESTMENT INCOME (LOSS) ........................  (551,811)        22,134
                                                     ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain (loss) on investments .............(7,024,354)     1,689,703
Net change in unrealized appreciation/depreciation
   of investments ...................................(1,585,077)    (1,414,242)
                                                     ----------     ----------
Net realized and unrealized gain (loss)
   on investments ...................................(8,609,431)       275,461
                                                     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING  FROM OPERATIONS ......................$(9,161,242)      $297,595
                                                    ===========     ==========
                             See accompanying notes
                                                        for growth of capital 13

DELAWARE GROUP VOYAGEUR MUTUAL FUNDS III, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Aggressive Growth Fund             Growth Stock Fund
                                                                     ----------------------------     -------------------------
                                                                      SIX MONTHS           YEAR         SIX MONTHS     YEAR
                                                                        ENDED             ENDED          ENDED         ENDED
                                                                       10/31/98          4/30/98        10/31/98      4/30/98
                                                                      (UNAUDITED)                     (UNAUDITED)
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income (loss) ....................................    $  (551,811)     $  (139,791)    $   22,134   $    17,857
Net realized gain (loss) on investments .........................     (7,024,354)       2,274,789      1,689,703     3,217,814
Net change in unrealized appreciation/depreciation
   of investments ...............................................     (1,585,077)       5,806,360     (1,414,242)    8,777,754
                                                                    ------------      -----------    -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ....................................     (9,161,242)       7,941,358        297,595    12,013,425
                                                                    ------------      -----------    -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................................              -           -              -           (147,399)
   B Class ......................................................              -           -              -             -
   C Class ......................................................              -           -              -             -
   Institutional Class ..........................................              -           -              -             -

Net realized gain on investments:
   A Class ......................................................       (759,414)      (1,197,178)    (1,266,094)   (2,640,914)
   B Class ......................................................       (495,438)        (302,775)       (65,656)      (83,774)
   C Class ......................................................       (167,011)        (121,344)       (35,317)      (64,003)
   Institutional Class ..........................................        (52,266)         (75,818)       (24,583)           (1)
                                                                    ------------      -----------    -----------   -----------
                                                                      (1,474,129)      (1,697,115)    (1,391,650)   (2,936,091)
                                                                    ------------      -----------    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
   A Class ......................................................     39,490,371       31,439,897      2,756,214     8,650,407
   B Class ......................................................     25,656,256       15,982,839        972,932       739,470
   C Class ......................................................      7,963,453        5,425,395        216,403       294,728
   Institutional Class ..........................................      3,596,687        3,291,956          1,766       828,889

Net asset value of shares issued upon reinvestment of dividends from net investment income and net realized gain on investments:
   A Class ......................................................        729,692        1,077,585      1,217,919     2,660,669
   B Class ......................................................        469,763          283,448         58,159        78,013
   C Class ......................................................        160,488          116,190         35,134        63,798
   Institutional Class ..........................................         52,266           75,818         24,583             1
                                                                    ------------      -----------    -----------   -----------
                                                                      78,118,976       57,693,128      5,283,110    13,315,975
                                                                    ------------      -----------    -----------   -----------
Cost of shares repurchased:
   A Class ......................................................    (10,333,754)     (10,065,175)    (3,526,179)  (12,995,728)
   B Class ......................................................     (2,524,948)        (881,725)      (337,944)     (385,466)
   C Class ......................................................     (1,387,601)        (403,052)      (138,532)     (148,914)
   Institutional Class ..........................................     (2,658,877)      (1,099,659)        (3,714)       (2,000)
                                                                    ------------      -----------    -----------   -----------
                                                                     (16,905,180)     (12,449,611)    (4,006,369)  (13,532,108)
                                                                    ------------      -----------    -----------   -----------
Increase (decrease) in net assets derived from
   capital share transactions ...................................     61,213,796       45,243,517      1,276,741      (216,133)
                                                                    ------------      -----------    -----------   -----------

NET INCREASE IN NET ASSETS ......................................     50,578,425       51,487,760        182,686     8,861,201

NET ASSETS:
Beginning of period .............................................     56,747,645        5,259,885     45,009,609    36,148,408
                                                                    ------------      -----------    -----------   -----------
End of period ...................................................   $107,326,070      $56,747,645    $45,192,295   $45,009,609
                                                                    ============      ===========    ===========   ===========

                             See accompanying notes

14 for growth of capital

DELAWARE GROUP VOYAGEUR MUTUAL FUNDS III, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                      AGGRESSIVE GROWTH A CLASS
                                                   -------------------------------------------------------------
                                                   SIX MONTHS                                        PERIOD FROM
                                                      ENDED                 YEAR ENDED             5/16/94(1) TO
                                                     10/31/98  4/30/98(2)    4/30/97      4/30/96      4/30/95
                                                    (Unaudited)
Net asset value, beginning of period .............  $20.570     $11.770      $13.080     $10.400      $10.000

Income from investment operations:
   Net investment loss ...........................   (0.048)     (0.052)      (0.180)     (0.100)      (0.090)
   Net realized and unrealized gain (loss)
    on investments ...............................   (2.115)     11.127        0.960       3.270        0.490
                                                    -------     -------      -------     -------      -------
   Total from investment operations ..............   (2.163)     11.075        0.780       3.170        0.400
                                                    -------     -------      -------     -------      -------
Less distributions:
   Distributions from net realized gains
    on investments ...............................   (0.367)     (2.275)      (2.090)     (0.400)       -
   Return of capital .............................        -           -            -      (0.090)       -
                                                    -------     -------      -------     -------      -------
   Total distributions ...........................   (0.367)     (2.275)      (2.090)     (0.490)       -
                                                    -------     -------      -------     -------      -------
Net asset value, end of period ...................  $18.040     $20.570      $11.770     $13.080      $10.400
                                                    =======     =======      =======     =======      =======
Total return(3)...................................  (10.61%)     98.60%        4.34%      31.02%        4.00%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ...............................  $56,329     $31,926       $4,944      $4,334       $2,189
   Ratio of expenses to average
     net assets ..................................    1.75%       1.75%        1.84%       2.01%        1.74%
   Ratio of expenses to average net assets
     prior to expense limitation .................    2.27%       2.29%        2.65%       2.74%        2.97%
   Ratio of net investment loss to average
     net assets ..................................   (0.96%)     (0.69%)      (1.38%)     (1.00%)      (1.21%)
   Ratio of net investment loss to average
     net assets prior to expense limitation ......   (1.48%)     (1.23%)      (2.19%)     (1.73%)      (2.44%)
   Portfolio turnover ............................      416%       356%         180%        166%          88%

                               (RESTUBBED TABLE)

                                                                AGGRESSIVE GROWTH B CLASS
                                                   -------------------------------------------------
                                                     SIX MONTHS                         PERIOD FROM
                                                      ENDED            YEAR ENDED      4/16/96(1) TO
                                                     10/31/98    4/30/98(2)   4/30/97     4/30/96
                                                   (UNAUDITED)
Net asset value, beginning of period .............  $20.000      $11.570     $13.060     $11.910

Income from investment operations:
   Net investment loss ...........................   (0.083)      (0.061)     (0.210)     (0.010)
   Net realized and unrealized gain (loss)
    on investments ...............................   (2.090)      10.766       0.810       1.160
                                                    -------      -------     -------     -------
   Total from investment operations ..............   (2.173)      10.705       0.600       1.150
                                                    -------      -------     -------     -------

Less distributions:
   Distributions from net realized gains
     on investments ..............................   (0.367)      (2.275)     (2.090)      -
   Return of capital .............................    -            -           -           -
                                                    -------      -------     -------     -------
   Total distributions ...........................   (0.367)      (2.275)     (2.090)      -
                                                    -------      -------     -------     -------

Net asset value, end of period ...................  $17.460      $20.000     $11.570     $13.060
                                                    =======      =======     =======     =======

Total return(3)...................................  (11.02%)      97.12%       2.84%       9.66%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ...............................  $36,560      $16,539         $95          $0
   Ratio of expenses to average
     net assets ..................................    2.50%        2.50%       2.57%       1.86%
   Ratio of expenses to average net assets
     prior to expense limitation .................    3.02%        3.04%       3.37%       1.86%
   Ratio of net investment loss to average
     net assets ..................................   (1.71%)      (1.44%)     (1.97%)     (1.39%)
   Ratio of net investment loss to average
     net assets prior to expense limitation ......   (2.23%)      (1.98%)     (2.77%)     (1.39%)
   Portfolio turnover ............................     416%         356%        180%        166%

---------------

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Does not include maximum sales charge of 5.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class.

                             See accompanying notes
                                                        for growth of capital 15

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period was as follows:


                                                                                                             AGGRESSIVE GROWTH
                                                            AGGRESSIVE GROWTH C CLASS                       INSTITUTIONAL CLASS
                                            -------------------------------------------------------------  ----------------------
                                             SIX MONTHS                                      PERIOD FROM  SIX MONTHS    PERIOD FROM
                                               ENDED                 YEAR ENDED             5/20/94(1) TO    ENDED     8/29/97(1) TO
                                             10/31/98   4/30/98(2)    4/30/97      4/30/96     4/30/95     10/31/98     4/30/98(2)
                                            (UNAUDITED)                                                   (UNAUDITED)
Net asset value, beginning of period ....... $19.800     $11.470      $12.880     $10.330      $10.000     $20.640       $17.150

Income from investment operations:
   Net investment loss .....................  (0.084)     (0.071)      (0.230)     (0.210)      (0.160)     (0.073)       (0.019)
   Net realized and unrealized gain (loss)
     on investments ........................  (2.069)     10.676        0.910       3.250        0.490      (2.080)        5.539
                                             -------     -------      -------     -------      -------     -------       -------
   Total from investment operations ........  (2.153)     10.605        0.680       3.040        0.330      (2.153)       5.520
                                             -------     -------      -------     -------      -------     -------       -------
Less distributions:
   Distributions from net realized gains
     on investments ........................  (0.367)     (2.275)      (2.090)     (0.400)       -          (0.367)       (2.030)
   Return of capital .......................   -           -            -          (0.090)       -           -             -
                                             -------     -------      -------     -------      -------     -------       -------
   Total distributions .....................  (0.367)     (2.275)      (2.090)     (0.490)       -          (0.367)      (2.030)
                                             -------     -------      -------     -------      -------     -------       -------
Net asset value, end of period ............. $17.280     $19.800      $11.470     $12.880      $10.330     $18.120       $20.640
                                             =======     =======      =======     =======      =======     =======       =======

Total return(3) ............................ (10.98%)     96.99%        3.58%      29.96%        3.30%     (10.53%)       34.68%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ......................... $11,450      $5,892         $222        $150         $128      $2,987        $2,391
   Ratio of expenses to average
     net assets ............................   2.50%       2.50%        2.62%       2.77%        2.40%       1.50%         1.50%
   Ratio of expenses to average net
     assets prior to expense limitation ....   3.02%       3.04%        3.43%       3.50%        3.50%       2.02%         2.04%
   Ratio of net investment loss to
     average net assets ....................  (1.71%)     (1.44%)      (2.02%)     (1.73%)      (1.80%)     (0.71%)       (0.44%)
   Ratio of net investment loss to average
     net assets prior to expense limitation.  (2.23%)     (1.98%)      (2.83%)     (2.46%)      (2.90%)     (1.23%)       (0.98%)
   Portfolio turnover ......................    416%        356%         180%        166%          88%        416%          356%

------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for C Class shares.

                             See accompanying notes

16 for growth of capital

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period was as follows:


                                                                                        GROWTH STOCK A CLASS
                                                             -----------------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                              YEAR ENDED
                                                               10/31/98  4/30/98(2)    4/30/97      4/30/96     4/30/95     4/30/94
                                                             (UNAUDITED)
Net asset value, beginning of period .....................    $31.830     $25.340      $23.660     $19.910      $17.510     $17.810

Income from investment operations:
   Net investment income (loss) ..........................      0.023       0.029        0.160       0.080        0.150       0.070
   Net realized and unrealized gain
     (loss) on investments ...............................      0.182       8.591        3.360       4.820        2.770      (0.160)
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ......................      0.205       8.620        3.520       4.900        2.920      (0.090)
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net
     investment income ...................................      -          (0.113)      (0.080)     (0.110)      (0.130)     (0.060)
   Distributions from net realized
     gain on investments .................................     (0.985)     (2.017)      (1.760)     (1.040)      (0.390)     (0.150)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .....................     (0.985)     (2.130)      (1.840)     (1.150)      (0.520)     (0.210)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period ...........................    $31.050     $31.830      $25.340     $23.660      $19.910     $17.510
                                                              =======     =======      =======     =======      =======     =======

Total return(3)...........................................      0.70%      35.27%       15.27%      25.00%       17.04%      (0.52%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .......................................    $40,640     $41,196      $34,255     $28,956      $23,651     $28,518
   Ratio of expenses to
     average net assets ..................................      1.75%       1.75%        1.72%       1.78%        1.90%       1.90%
   Ratio of expenses to average net assets
     prior to expense limitation .........................      1.81%       1.82%        1.72%       1.87%        1.99%       2.13%
   Ratio of net investment income (loss)
     to average net assets ...............................      0.15%       0.07%        0.68%       0.36%        0.75%       0.40%
   Ratio of net investment income
     (loss) to average net assets
     prior to expense limitation .........................      0.09%       -            0.68%       0.27%        0.66%       0.17%
   Portfolio turnover ....................................        33%          9%          29%         37%          22%         34%


                               (RESTUBBED TABLE)

                                                                             GROWTH STOCK B CLASS
                                                          --------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED              YEAR ENDED      9/8/95(1) TO
                                                            10/31/98    4/30/98(2)   4/30/97     4/30/96
                                                          (UNAUDITED)
Net asset value, beginning of period .....................  $31.200     $24.930     $23.390      $21.640

Income from investment operations:
   Net investment income (loss) ..........................   (0.055)     (0.165)      -            0.060
   Net realized and unrealized gain
     (loss) on investments ...............................    0.130       8.425       3.300        2.960
                                                            -------     -------     -------      -------
   Total from investment operations ......................    0.075       8.260       3.300        3.020
                                                            -------     -------     -------      -------
Less dividends and distributions:
   Dividends from net
     investment income ...................................    -           -           -           (0.230)
   Distributions from net realized
     gain on investments .................................   (0.985)     (1.990)     (1.760)      (1.040)
                                                            -------     -------     -------      -------
   Total dividends and distributions .....................   (0.985)     (1.990)     (1.760)      (1.270)
                                                            -------     -------     -------      -------
Net asset value, end of period ...........................  $30.290     $31.200     $24.930      $23.390
                                                            =======     =======     =======      =======


Total return(3) ..........................................    0.29%      34.29%      14.50%       14.37%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .......................................   $2,554      $1,903      $1,182         $454
   Ratio of expenses to
     average net assets ..................................    2.50%       2.50%       2.47%        2.41%
   Ratio of expenses to average net assets
     prior to expense limitation .........................    2.56%       2.57%       2.47%        2.50%
   Ratio of net investment income (loss)
     to average net assets ...............................   (0.60%)     (0.67%)     (0.01%)      (0.62%)
   Ratio of net investment income
     (loss) to average net assets
     prior to expense limitation .........................   (0.66%)     (0.74%)     (0.01%)      (0.71%)
   Portfolio turnover ....................................      33%          9%         29%          37%

------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Does not include maximum sales charge of 5.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class.

                             See accompanying notes
                                                        for growth of capital 17

--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period was as follows:

                                                                                                               GROWTH STOCK
                                                                         GROWTH STOCK C CLASS              INSTITUTIONAL CLASS
                                                          ----------------------------------------------  ------------------------
                                                           SIX MONTHS                        PERIOD FROM  SIX MONTHS  PERIOD FROM
                                                             ENDED           YEAR ENDED      10/31/95(1)      ENDED     8/29/97(1)
                                                           10/31/98   4/30/98(2)    4/30/97   TO 4/30/96    10/31/98   TO 4/30/98(2)
                                                          (UNAUDITED)                                      (UNAUDITED)
Net asset value, beginning of period ..................    $31.190     $24.930      $23.430     $22.610      $32.030     $27.520

Income from investment operations:
   Net investment income (loss) .......................     (0.076)     (0.192)       0.070       0.110        0.068       0.047
   Net realized and unrealized gain
    on investments ....................................      0.161       8.442        3.220       2.000        0.167       5.803
                                                           -------     -------      -------     -------      -------     -------
   Total from investment operations ...................      0.085       8.250        3.290       2.110        0.235       5.850
                                                           -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...............      -           -           (0.030)     (0.250)       -          (0.040)
   Distributions from net realized gain
    on investments ....................................    (0.985)     (1.990)      (1.760)     (1.040)      (0.985)     (1.300)
                                                           -------     -------      -------     -------      -------     -------
   Total dividends and distributions ..................     (0.985)     (1.990)      (1.790)     (1.290)      (0.985)     (1.340)
                                                           -------     -------      -------     -------      -------     -------
Net asset value, end of period ........................    $30.290     $31.190      $24.930     $23.430      $31.280     $32.030
                                                           =======     =======      =======     =======      =======     =======


Total return(3) .......................................      0.32%      34.25%       14.42%       9.72%        0.79%      21.41%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............     $1,195      $1,112         $712        $104         $803        $799
   Ratio of expenses to average net assets ............      2.50%       2.50%        2.47%       2.35%        1.50%       1.50%
   Ratio of expenses to average net assets prior to
     expense limitation ...............................      2.56%       2.57%        2.47%       2.43%        1.56%       1.57%
   Ratio of net investment income (loss) to average
     net assets .......................................     (0.60%)     (0.67%)       0.14%      (0.65%)       0.40%       0.33%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation ...........     (0.66%)     (0.74%)       0.14%      (0.73%)       0.34%       0.26%
   Portfolio turnover .................................        33%          9%          29%         37%          33%          9%

-----------

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for C Class shares.

                             See accompanying notes

18 for growth of capital

DELAWARE GROUP VOYAGEUR MUTUAL FUNDS III, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Delaware - Voyageur Aggressive Growth Fund (formerly Voyageur Aggressive Growth
Fund) and Delaware - Voyageur Growth Stock Fund (formerly Voyageur Growth Stock
Fund), series within Voyageur Mutual Funds III Inc. (each referred to as a "Fund" or collectively as the "Funds") are registered as diversified open-end investment companies under the Investment Company Act of 1940, as amended. The Funds are organized as Maryland Corporations and each offers four classes of shares. The A Class carries a front end sales charge which was raised from 4.75% to 5.75% effective November 2, 1998. The B Class carries a back end sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Aggressive Growth Fund's objective is to seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth. The Growth Stock Fund's objective is to seek long-term capital appreciation through investment in equity securities diversified through companies and industries.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Managers Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG"), pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company. ("DMC") became the investment advisor to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administration service agent for the Funds. DMC, DDLP, and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Funds pay DMC, the Investment Manager of the Funds, an annual fee of 1.00% of average net assets, which is calculated daily on the net assets of each Fund.

DMC has entered into a sub-advisory agreement with Voyageur Asset Management Inc. with respect to the management of the Growth Stock Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The Growth Stock Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.75% of each Funds average daily net assets attributable to Class A shares, 1.50% of each Funds average daily net assets attributable to Institutional Class shares, and 2.50% of each Funds average daily net assets attributable to Class B and Class C shares. Total expenses absorbed by DMC for the six months ended October 31, 1998 are as follows:

                                                        Aggressive    Growth
                                                       Growth Fund  Stock Fund
                                                       -----------  ----------
Total expenses
   absorbed by DMC ..............................        $224,338     $12,464

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services for each Fund. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. For the six months ended October 31, 1998, the amounts expensed for each Fund were as follows:

                                                       Aggressive      Growth
                                                       Growth Fund    Stock Fund
                                                       -----------    ----------
Dividend disbursing, transfer agent
   fees and other expenses ......................        $246,412     $46,765
Accounting and administration fees ..............          17,632       7,393
                                                        for growth of capital 19

--------------------------------------------------------------------------------
On October 31, 1998, the Funds had payables to affiliates as follows:

                                                         Aggressive     Growth
                                                         Growth Fund  Stock Fund
                                                         -----------  ----------
Investment Management fee
   payable to DMC ................................        $43,469     $48,880
Dividend disbursing, transfer agent fees,
   accounting fees and other expenses
   payable to DSC ................................         49,220      12,482
Other expenses payable to
   DMC and affiliates ............................          1,010       1,509

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class.

For the six months ended October 31, 1998, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

        Aggressive                         Growth
        Growth Fund                      Stock Fund
        -----------                      ----------
        $108,393                           $5,336

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the six months ended October 31, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                                       Aggressive      Growth
                                                      Growth Fund    Stock Fund
                                                      -----------    ----------
Purchases ......................................     $212,060,733    $7,891,687
Sales ..........................................      160,779,420     6,997,554

At October 31, 1998, the Funds aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

                                                       Aggressive      Growth
                                                      Growth Fund    Stock Fund
                                                      -----------    ----------
Cost of Investments .............................    $106,226,744   $29,387,413
Aggregate unrealized
   appreciation .................................       5,729,799    16,431,555
Aggregate unrealized
   depreciation .................................       3,372,767       555,532
Net unrealized
   appreciation .................................       2,357,032    15,876,023

5. Capital Stock
Transactions in capital stock shares were as follows:

                                                                                 Aggressive Growth Fund       Growth Stock Fund
                                                                                -----------------------     --------------------
                                                                                 Six Months                 Six Months
                                                                                  Ended        Year           Ended       Year
                                                                                 10/31/98      Ended         10/31/98     Ended
                                                                                (Unaudited)   4/30/98       (Unaudited)  4/30/98
Shares sold:
   A Class .....................................................................  2,117,365   1,644,240       92,071     289,387
   B Class .....................................................................  1,390,340     849,561       33,073      24,380
   C Class .....................................................................    436,174     292,993        7,184      10,214
   Institutional Class .........................................................    191,134     170,504           57      24,996

Shares issued upon reinvestment of
   dividends from net investment income and net
   realized gains on investments:
   A Class .....................................................................     38,244      62,779       39,959      90,233
   B Class .....................................................................     25,351      16,905        1,950       2,689
   C Class .....................................................................      8,751       7,005        1,178       2,198
   Institutional Class .........................................................      2,729       4,398          801           -
                                                                                  ---------   ---------      -------     -------
                                                                                  4,210,088   3,048,385      176,273     444,097
                                                                                  ---------   ---------      -------     -------
Shares repurchased:
   A Class .....................................................................   (584,886)   (575,071)    (117,321)   (437,377)
   B Class .....................................................................   (148,928)    (47,894)     (11,696)    (13,459)
   C Class .....................................................................    (79,969)    (21,760)      (4,571)     (5,301)
   Institutional Class .........................................................   (144,835)    (59,058)        (129)        (61)
                                                                                  ---------   ---------     -------      -------
                                                                                   (958,618)   (703,783)    (133,717)   (456,198)
                                                                                  ---------   ---------     -------      -------
Net increase (decrease) ........................................................  3,251,470   2,344,602       42,556     (12,101)
                                                                                  =========   =========       ======     =======


6. Credit and Market Risk
The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

This Semi-Annual Report is for the information of Aggressive Growth Fund and Growth Stock Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the Funds, which sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


DELAWARE
INVESTMENTS
===================
Philadelphia o London

Printed in the USA
on recycled paper

(1263)
SA-316[10/98] PP12/98

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.